UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2010

Hampton Roads Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Waterside Drive, Suite 200, Norfolk, Virginia 23510

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (757) 217-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 11, 2010, Hampton Roads Bankshares, Inc. (the “Company”) amended its existing agreements with investors (the “Investors”) who had previously committed, subject to the terms of those agreements, collectively to purchase common stock totaling $255 million in certain private placement transactions (the “Private Placements”).　The offering was previously announced on May 24, 2010, and the Company filed Current Reports on Form 8-K on that date, on May 27, 2010, and on July 1, 2010 with respect to the Private Placements. The current amendments reflect the entry by the Company into an exchange agreement, as reported on its Current Report on Form 8-K filed on August 12, 2010, with the United States Department of the Treasury (“Treasury”) pursuant to which Treasury will exchange the cumulative preferred stock it purchased from the Company in 2008 under Treasury’s Capital Purchase Program into mandatorily convertible preferred stock. The individual amended and restated investment agreements are described below and attached to this Current Report on Form 8-K as exhibits.

Amended and Restated Investment Agreement

On August 11, 2010, the Company, affiliates of The Carlyle Group (“Carlyle”) and affiliates of Anchorage Advisors, L.L.C. (“Anchorage” and collectively with Carlyle, the “Anchor Investors”) entered into a second amended and restated investment agreement (the “Second Amended and Restated Investment Agreement”), attached as Exhibit 10.1 hereto, to purchase common stock of the Company, par value $0.625, (“Common Stock”) for a revised $0.40 per share. Pursuant to the Second Amended and Restated Investment Agreement, the amounts to be invested and percentages of Common Stock to be purchased by funds affiliated with each of Carlyle and Anchorage are $72,982,786 and $66,708,076, respectively, and 23.3% and 21.3%, respectively, of the voting equity of the Company after giving effect to the transactions contemplated by the Second Amended and Restated Investment Agreement, the other investment agreements, and the associated transaction documents (collectively, the “Transaction Documents”), including a rights offering referred to below. Carlyle and Anchorage will make their investment in stages at two separate closings.

The Second Amended and Restated Investment Agreement also contemplates that the Anchor Investors will receive warrants for the purchase of shares of Common Stock, pursuant to applicable investor letters as described more fully below. Each Anchor Investor is expected to have a beneficial ownership in the Company equal to 24.9% of the outstanding Common Stock after giving effect to the transactions contemplated by the Transaction Documents (and, in the case of each Anchor Investor, assuming full exercise of such Anchor Investor’s warrant). The Second Amended and Restated Investment Agreement also contemplates that the Company has entered into the other investment agreements described below.

CapGen Investment Agreement

On August 11, 2010, the Company and CapGen Capital Group VI, LP (“CapGen”) entered into an amended and restated investment agreement (the “Amended and Restated CapGen Investment Agreement”), attached as Exhibit 10.2 hereto, pursuant to which CapGen has agreed to purchase 111,223,768 shares of Common Stock for a revised $0.40 per share for an aggregate amount of $44,489,507. At the initial closing, CapGen will be issued warrants pursuant to the CapGen Investor Letter, described more fully below. All other terms and conditions in the Amended and Restated CapGen

Investment Agreement are substantially similar to the terms and conditions contained in the Second Amended and Restated Investment Agreement with the Anchor Investors. CapGen will apply to the Board of Governors of the Federal Reserve System to become a bank holding company with respect to the Company and its bank subsidiaries.

Securities Purchase Agreements

Pursuant to certain second amended and restated securities purchase agreements, affiliates of Davidson Kempner Capital Management (“Davidson Kempner”) have agreed to purchase 77,649,538 shares of Common Stock for a revised $0.40 per share for an aggregate amount of $31,059,815, affiliates of Fir Tree, Inc. (“Fir Tree”) have agreed to purchase 77,649,538 shares of Common Stock for a revised $0.40 per share for an aggregate amount of $31,059,815, and C12 Protium Value Opportunities Ltd. has agreed to purchase 8,000,000 shares of Common Stock for a revised $0.40 per share for an aggregate amount of $3,200,000. Each of these aforementioned investors has separately entered into Second Amended and Restated Securities Purchase Agreements with the Company (the “Second Amended and Restated Securities Purchase Agreement”), a form of which is attached as Exhibit 10.3 hereto. Additionally, pursuant to a certain amended securities purchase agreement, attached hereto as Exhibit 10.4, Goldman Sachs & Co. has agreed to purchase 13,750,000 shares of Common Stock for a revised $0.40 per share (the “Amended and Restated Securities Purchase Agreement”) for an aggregate amount of $5,500,000. Most material terms and conditions in these agreements, including investments in stages at two separate closings, are substantially similar to the corresponding terms and conditions contained in the Second Amended and Restated Investment Agreement.

Certain Terms and Conditions of the Private Placements

Closing Conditions

The consummation of the Private Placements is subject to a number of conditions, including the receipt of regulatory approvals, receipt of required shareholder approvals, approval of amendments to the Company’s charter to increase the authorized shares of Common Stock to a number sufficient to allow for such transactions, certain amendments to the terms of the Company’s Series A and Series B preferred stock, the consummation of an offer with the United States Department of the Treasury (the “Treasury”) to exchange its Series C preferred stock for mandatorily convertible shares of preferred stock (the “TARP Exchange”), which would automatically convert into shares of Common Stock, exchange offers with holders of outstanding shares of Series A and B preferred stock pursuant to which each share of Series A and B preferred stock will be exchanged for shares of Common Stock (the “Exchange Offers”), certain changes to the Company’s Board of Directors, described herein, continued listing of the Common Stock on NASDAQ, the absence of burdensome regulatory conditions or agreements at closing, and the satisfaction of minimum liquidity and capitalization conditions following completion of the transactions, among other conditions.

Rights Offering

The agreements governing the Private Placements also require that the Company commence a rights offering (the “Rights Offering”) providing holders of Common Stock with a non-transferable right to purchase newly issued shares of Common Stock for a revised $0.40 cents per share, the same price paid by the Investors and Treasury (the “Rights”). The holders of Common Stock who will receive the Rights are shareholders who hold shares of Common Stock on the day prior to the date of the first closing and holders of Series A and B preferred stock who tender their preferred shares in the Exchange Offers, but will not include those holders of preferred stock who fail to tender prior to the expiration of the Exchange Offers, even if their shares are later converted into Common Stock by the Company. In the aggregate, the Rights Offering will provide for the purchase of between $20 million and $40 million worth of Common Stock, with the amount determined at the Company’s discretion. Neither the Treasury nor the Investors will be issued any Rights in the Rights Offering; however, in the event the Rights Offering is not fully subscribed, the Investors have agreed to purchase those shares of Common Stock not purchased pursuant to the Rights Offering. CapGen has agreed to purchase any unsubscribed shares offered in a Rights Offering of up to $20 million. If the Company makes a Rights Offering in excess of $20 million, unsubscribed shares in excess of such amount will be purchased pro rata by all of the Investors, including CapGen.

Changes to the Board of Directors

As a condition to closing under the Second Amended and Restated Investment Agreement and the CapGen Investment Agreement, the Company has agreed to reduce the number of directors on its board to eleven. The eleven-member board must include a director designated by Carlyle, a director designated by Anchorage, a director designated by CapGen and the Chief Executive Officer of the Company.

Investor Letters

Pursuant to a letter agreement executed between Carlyle and the Company (the “Carlyle Investor Letter”), attached as Exhibit 10.5 hereto, dated August 11, 2010, at the initial closing, the Company will (i) pay $3,000,000 in cash to Carlyle and (ii) issue to Carlyle a warrant (the “Carlyle Warrant”) to purchase a number of shares of Common Stock equal to 1% of the shares of Common Stock of the Company to be outstanding after giving effect to the transactions contemplated by the Transaction Documents, subject to adjustment as set forth in the Carlyle Warrant. The Carlyle Warrant shall be exercisable upon the earlier of (a) the written stay, modification, termination, or suspension by the Federal Reserve Bank of Richmond and the Virginia Bureau of Financial Institutions of the Company’s written agreement with these regulators (the “Written Agreement”) and (b) the occurrence of a sale event (as defined in the Carlyle Warrant).

Pursuant to a letter agreement executed between Anchorage and the Company (the “Anchorage Investor Letter”), attached as Exhibit 10.6 hereto, dated August 11, 2010, at the initial closing, the Company will issue two warrants to Anchorage. The first is a warrant to purchase a number of shares equal to 2% of the shares of Common Stock of the Company to be outstanding after giving effect to the transactions contemplated by the Transaction Documents. This warrant is immediately exercisable upon issuance. The second warrant is a warrant to purchase a number of shares equal to 1% of the shares of Common Stock of the Company to be outstanding after giving effect to the transactions contemplated by the Transaction Documents, subject to adjustment as set forth in the warrant. The second warrant shall be exercisable upon the earlier of (a) the written stay, modification, termination, or suspension by the Federal Reserve Bank of Richmond and the Virginia Bureau of Financial Institutions of the Written Agreement and (b) the occurrence of a sale event (as defined in such warrant).

Pursuant to a letter agreement executed between CapGen and the Company (the “CapGen Investor Letter”), attached as Exhibit 10.7 hereto, dated August 11, 2010, at the initial closing the Company will issue CapGen two warrants. The first warrant is to purchase an aggregate of 7,846,859 shares of Common Stock (or such number of shares as shall equal 1.0% of the outstanding Common Stock of the Company, on a fully diluted basis, immediately after giving effect to the transactions contemplated by the Transaction Documents) at a revised exercise price of $0.40 per share, which shall be exercisable beginning immediately upon issuance of the first warrant. The second warrant is to purchase 3,923,429 shares of Common Stock (or such number of shares as equal 0.5% of the outstanding Common Stock of the Company, on a fully diluted basis, immediately after giving effect to the transactions contemplated by the Transaction Documents) at a revised exercise price of $0.40 per share, which shall be exercisable upon the earlier of (a) the written stay, modification, termination, or suspension by the Federal Reserve Bank of Richmond or another responsible official of the Board of Governors of the Federal Reserve System or its delegee and the Virginia Bureau of Financial Institutions of the Written Agreement and (b) the occurrence of a sale event (as defined in such warrant).

As inducement to enter into amended agreements the Company has agreed (i) to pay $500,000 at closing to Midtown Acquisitions L.P., an affiliate of Davidson Kempner, and (ii) to pay $500,000 at closing to certain affiliates of Fir Tree, pro rata in accordance with their respective subscription for shares of Common Stock. The respective consent letters are attached as Exhibits 10.8 and 10.9 hereto.

The investor and consent letters referenced above supersede the investor and consent letters executed on June 30, 2010 by the same investors, regarding the same subject matter. The investor and consent letters executed on June 30, 2010 have no further force or effect.

The foregoing descriptions of the Second Amended and Restated Investment Agreement, the Amended and Restated CapGen Investment Agreement, the Second Amended and Restated Securities Agreements, Amended and Restated Securities Purchase Agreement and the investor letters described above are qualified in their entirety by reference to such agreements, which are filed as exhibits to this Current Report, and each shall be deemed incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

The Company entered into the Second Amended and Restated Investment Agreement, Amended and Restated CapGen Investment Agreement and Securities Purchase Agreements providing for the sale of Common Stock for an aggregate combined total of up to $255 million, as described above under Item 1.01. The securities will be issued to the Investors in reliance on an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the SEC.

Item 9.01	Financial Statements and Exhibits.

Ex. 10.1	Second Amended and Restated Investment Agreement, dated August 11, 2010

Ex. 10.2	Amended and Restated CapGen Investment Agreement, dated August 11, 2010

Ex. 10.3	Form of Second Amended and Restated Securities Purchase Agreement

Ex. 10.4	Amended and Restated Securities Purchase Agreement, dated August 11, 2010

Ex. 10.5	Carlyle Investor Letter, dated August 11, 2010

Ex. 10.6	Anchorage Investor Letter, dated August 11, 2010

Ex. 10.7	CapGen Investor Letter, dated August 11, 2010

Ex. 10.8	Consent Letter with affiliate of Davidson Kempner, dated August 11, 2010

Ex. 10.9	Consent Letter with affiliates of Fir Tree, dated August 11, 2010

Additional Information

The Private Placements discussed herein and in the attached exhibits involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933. Neither the attached exhibits nor this Current Report on Form 8-K constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the transactions contemplated herein and in the attached exhibit (the “Proxy Statement”). The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies. The Proxy Statement will contain important information about the Company and related matters, including the current security holdings of the Company’s respective officers and directors. Security holders are urged to read the Proxy Statement carefully when it becomes available.

The tender offers described herein and in the attached exhibits have not yet commenced. The description of the Exchange Offers is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities. The Company will file a Schedule TO with the SEC upon the commencement of such Exchange Offers. Eligible holders of Series A and B preferred stock should read the Schedule TO and other related materials when those materials become available, because they will contain important information about the Exchange Offers.

The written materials described above, including the Proxy Statement and the interests of participants in the proxy solicitation pursuant to the Proxy Statement to be filed and other documents filed by the Company with the SEC will be available free of charge from the SEC’s website at www.sec.gov. In addition, free copies of these documents may also be obtained by directing a written request to: John A.B. Davies, Jr., President and Chief Executive Officer, Hampton Roads Bankshares, Inc., 999 Waterside Dr., Suite 200, Norfolk, Virginia 23510.

Caution about Forward-Looking Statements

Certain information contained herein and in the attached exhibits may include “forward-looking statements.” These forward-looking statements relate to the Company’s plans for raising capital, including the transactions described herein, the conditions necessary for and timing of the closing on the Private Placements and the Exchange Offers. There can be no assurance that the Company will be able to close on the transactions with investors and obtain required capital, or that other actual results, performance or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, our ability to complete the transactions announced today and other aspects of our recapitalization and recovery plans including regulator, shareholder and other third-party action and consents, including the successful participation in the Exchange Offers and the TARP Exchange. For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, as amended, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, as amended and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 and other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hampton Roads Bankshares, Inc.

Date: August 17, 2010	By:	/S/ JOHN A.B. DAVIES, JR.
John A.B. Davies, Jr.
President and Chief Executive Officer

Exhibit Index

Ex. 10.1	Second Amended and Restated Investment Agreement, dated August 11, 2010

Ex. 10.2	Amended and Restated CapGen Investment Agreement, dated August 11, 2010

Ex. 10.3	Form of Second Amended and Restated Securities Purchase Agreement

Ex. 10.4	Amended and Restated Securities Purchase Agreement, dated August 11, 2010

Ex. 10.5	Carlyle Investor Letter, dated August 11, 2010

Ex. 10.6	Anchorage Investor Letter, dated August 11, 2010

Ex. 10.7	CapGen Investor Letter, dated August 11, 2010

Ex. 10.8	Consent Letter with affiliate of Davidson Kempner, dated August 11, 2010

Ex. 10.9	Consent Letter with affiliates of Fir Tree, dated August 11, 2010